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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Select Income REIT

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2) Aggregate number of securities to which transaction applies:

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Select Income REIT

Notice of 2015 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, May 13, 2015 at 9:30 a.m., local time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Select Income REIT

It is our pleasure to invite you to join our Board of Trustees and executive officers at Select Income REIT's 2015 Annual Meeting of Shareholders at our Newton, Massachusetts headquarters. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

Our acquisition of Cole Corporate Income Trust, Inc. ("CCIT") was transformational for the Company, significantly increasing our scale and enhancing all of our key metrics. The CCIT acquisition more than doubled the number of our properties, expanded our presence from 22 to 35 states, diversified our tenant base across multiple industries, reduced the average age of our properties, lengthened our weighted average lease term and increased the percentage of our rents received from investment grade tenants. We believe the CCIT acquisition transformed the Company into the premier single tenant net lease office and industrial REIT and that our enhanced financial metrics may better position us to obtain a lower cost of debt and equity capital.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2015 Annual Meeting of Shareholders. This proxy statement includes a Proxy Summary section that highlights the detailed information included elsewhere in the proxy statement, as well as a Question and Answer section with useful information that is responsive to questions we often receive from shareholders. We know that it is important to provide you the information you are looking for about our Company and, as a result, expanded the information we provide in our Supplemental Operating and Financial Data report during 2014.

We provide in this proxy statement detailed information about the qualifications of our Trustees and the Trustee nominee and why we believe that they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

The Board's responsibility to you is effective oversight and governance of the Company. We continue to appreciate our shareholders taking the time to provide us with valuable insight into their priorities for the Company. With this in mind, we adopted during 2014 a Trustee share ownership policy as a result of our ongoing dialogue with shareholders. This policy has been incorporated into our Governance Guidelines, which can be found on our Company's website.

Your support is very important to us and to our Company and it is important that your shares be represented and voted at the meeting. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet methods to authorize your proxy so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued trust and investment in our Company.

March 13, 2015

On behalf of the Board of Trustees,

Donna D. Fraiche
Chair of the Nominating and Governance
Committee

Select Income REIT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 13, 2015

9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Shareholders of Select Income REIT (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, May 13, 2015, at 9:30 a.m., local time. The purposes of the meeting are:

1.
to elect the Trustee nominee identified in the accompanying proxy statement to the Company's Board of Trustees;

2.
to hold an advisory vote to approve executive compensation;

3.
to hold an advisory vote on the frequency of future advisory votes to approve executive compensation;

4.
to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2015 fiscal year; and

5.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Trustees set January 21, 2015 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the Annual Meeting of Shareholders in person and we hope that you will be able to join us on May 13, 2015. To ensure that your vote is counted at the meeting, however, please vote or authorize a proxy as promptly as possible.

March 13, 2015

Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

The Company encourages each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet methods to authorize a proxy. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or Internet, or how to attend the 2015 Annual Meeting of Shareholders and vote shares in person.

 SELECT INCOME REIT     2015 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

As a shareholder of Select Income REIT, your vote is important. Please carefully review the proxy materials for the 2015 Annual Meeting of Shareholders and follow the instructions below to authorize a proxy to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Trustee (page 15)	FOR
Advisory Vote to Approve Executive Compensation (page 53)	FOR
Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation (page 54)	EVERY THREE YEARS
Ratification of Independent Auditors (page 55)	FOR

Advance Voting Methods

Even if you plan to attend the 2015 Annual Meeting of Shareholders in person, please authorize a proxy to vote your shares right away using one of the following advance voting methods (see page 8 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to authorize a proxy VIA THE INTERNET.
Call the telephone number on your proxy card/voting instruction form to authorize a proxy BY TELEPHONE.
Sign, date and return your proxy card/voting instruction form to authorize a proxy BY MAIL.

Voting at the 2015 Annual Meeting of Shareholders

All shareholders of record may vote in person at the 2015 Annual Meeting of Shareholders, which will be held on Wednesday, May 13, 2015 at 9:30 a.m., local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 13 of "Questions and Answers."

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 beginning on page 12 of "Questions and Answers" for important details on admission requirements.

 2     SELECT INCOME REIT     2015 Proxy Statement

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the Company's 2014 performance, please review the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2014.

Items of Business at the 2015 Annual Meeting of Shareholders

Item 1:	Election of the Trustee nominee identified in this proxy statement to the Company's Board.
Item 2:	Advisory vote to approve executive compensation.
Item 3:	Advisory vote on the frequency of future advisory votes to approve executive compensation.
Item 4:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2015 fiscal year.

Trustees (page 19)

The following table provides summary information about the Company's Trustees.

Name	Age	Trustee Since	Primary Occupation	Other Public Company Boards

William A. Lamkin*†	55	2012	Partner in Ackrell Capital LLC	1
Donna D. Fraiche*	63	2012	Shareholder in, and Chair of the Nominating and Governance Committee, of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC	1
Adam D. Portnoy	44	2011	President and Chief Executive Officer of Reit Management & Research LLC	4
Barry M. Portnoy	69	2011	Chairman of Reit Management & Research LLC	6
Jeffrey P. Somers*	72	2012	Of Counsel to the law firm of Morse, Barnes-Brown & Pendleton, PC	3

*
Independent Trustee
†
2015 Trustee Nominee

Code of Business Conduct and Ethics (page 33)

In December 2014, the Company adopted revisions to its Code of Business Conduct and Ethics (the "Code") to, among other things:

  •
  clarify that senior level officers of Reit Management & Research, LLC ("RMR"), which provides management services to the Company, are subject to the Code and that other employees of RMR are subject to the Code to the extent involved in RMR's services to the Company;

  •
  by reference to the new Insider Trading Policies and Procedures of the Company prohibit members of the Board, the Company's executive officers and additional designated insiders from (i) engaging in short sale transactions, trading of publicly traded options or engaging in hedging transactions with respect to the Company's securities, (ii) pledging Company securities or (iii) holding Company securities in a margin account;

 SELECT INCOME REIT     2015 Proxy Statement    3

  •
  set quarterly blackout periods during which members of the Board, the Company's executive officers and additional designated insiders may not engage in open market transactions in Company securities;

  •
  include provisions and guidelines to facilitate the use of 10b5-1 trading plans;

  •
  enhance guidelines on limitations on political contributions and activities by or on behalf of the Company and set pre-clearance and notification procedures for political contributions or similar expenditures that may be made by the Company or certain covered persons; and

  •
  remind covered persons that they need to comply with laws restricting the ability of the Company and its employees to give gifts, including meals and entertainment, to public officials and employees.

Trustee Share Ownership Policy (page 33)

All Trustees receive compensation in common shares of beneficial interest of the Company ("Common Shares") to align the interests of Trustees with those of the Company's shareholders. The Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) May 2, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

 4     SELECT INCOME REIT     2015 Proxy Statement

Governance Highlights (page 26)

The Company is committed to good corporate governance, which promotes the long-term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

 SELECT INCOME REIT     2015 Proxy Statement    5

2014 Compensation (page 46)

Set forth below is a summary of the 2014 compensation from the Company for each of the Company's named executive officers, as determined under Securities and Exchange Commission rules. See the Compensation Discussion and Analysis on page 46 and the 2014 Summary Compensation Table on page 50 and the accompanying tables and notes for more information.

Name and Principal Position	Stock Awards	All Other Compensation	Total

David M. Blackman President and Chief Operating Officer	$179,410	$12,940	$192,350
John C. Popeo Treasurer and Chief Financial Officer	179,410	12,940	192,350

Compensation Philosophy (page 46)

The Company's compensation program for its executive officers is designed to recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and align the interests of the Company's executives with those of the Company's shareholders. The Compensation Committee also believes that executive compensation should be tied to Company performance.

Important Dates for the 2016 Annual Meeting of Shareholders (page 34)

•
Shareholder proposals submitted for inclusion in the Company's 2016 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by November 14, 2015.

•
Notice of shareholder proposals to be raised at the Company's 2016 Annual Meeting of Shareholders outside of Rule 14a-8 must be received by the Company by November 14, 2015 and not earlier than October 15, 2015.

 6     SELECT INCOME REIT     2015 Proxy Statement

Select Income REIT

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

March 13, 2015

PROXY STATEMENT

The Board of Trustees of Select Income REIT (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2015 Annual Meeting of Shareholders of Select Income REIT, a Maryland real estate investment trust (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, May 13, 2015, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company is first furnishing the proxy materials to shareholders on or about March 13, 2015.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on January 21, 2015, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On January 21, 2015, there were 59,963,233 Common Shares issued and outstanding. The Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 13, 2015.

The Notice of Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2014, are available at www.proxyvote.com.

 SELECT INCOME REIT     2015 Proxy Statement    7

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2015 Annual Meeting of Shareholders include the Notice Regarding the Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2014 (the "Annual Report"). If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2015 Annual Meeting of Shareholders: David M. Blackman, President and Chief Operating Officer; Jennifer B. Clark, Secretary; and Barry M. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares. If your shares are held in an account you own at a bank, brokerage or other institution, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on May 12, 2015.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone using the toll-free telephone number on the notice or proxy card, or through the Internet, using the procedures and instructions described in the notice or proxy card. Beneficial owners

 8     SELECT INCOME REIT     2015 Proxy Statement

may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. The telephone and Internet proxy authorization procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 12, 2015.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

5. What are my voting choices for each of the proposals to be voted on at the 2015 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustee	• vote in favor of the Trustee nominee; or • withhold your vote for the Trustee nominee. The Board recommends a vote FOR the Trustee nominee.	Plurality of all votes cast
Item 2: Advisory vote to approve executive compensation.
• vote in favor of the advisory proposal;
• vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 3: Advisory vote on the frequency of future advisory votes to approve executive compensation*.
• vote in favor of every year as the frequency;
• vote in favor of every two years as the frequency;
• vote in favor of every three years as the frequency; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote for everyTHREE YEARSas the frequency of future advisory votes to approve executive compensation.	Majority of votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
The Audit Committee, composed 100% of Independent Trustees, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

 SELECT INCOME REIT     2015 Proxy Statement    9

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of the Trustee nominee identified in this proxy statement;

•
FOR the advisory vote to approve executive compensation;

•
every THREE YEARS as the frequency of future advisory votes to approve executive compensation; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of the Trustee, the approval of executive compensation and the selection of the frequency of future advisory votes to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2015 Annual Meeting of Shareholders. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2015 Annual Meeting of Shareholders shall constitute a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have no effect on the outcome of any of the Items. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What can I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

 10     SELECT INCOME REIT     2015 Proxy Statement

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the Internet through the conclusion of the annual meeting.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders by mail, shareholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. The notice regarding the availability of proxy materials or proxy card you received instructs you as to how you may request an e-mail copy of the proxy materials.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2015 Annual Meeting of Shareholders.

13. Does the Company have a policy about Trustees' attendance at Annual Meetings of Shareholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Trustee to attend the Company's Annual Meetings of Shareholders. All of the Trustees attended the 2014 Annual Meeting of Shareholders. You may view the Governance Guidelines at the Company's website, www.sirreit.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by Reit Management & Research LLC ("RMR") and its directors, officers and employees, by mail, telephone or other electronic means or in person.

 SELECT INCOME REIT     2015 Proxy Statement    11

15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Annual Report will be delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding."

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8320. If you want to receive separate copies of the Company's notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2015 Annual Meeting of Shareholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders of the Company as of the record date (January 21, 2015) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

    •
    Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

    •
    Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@sirreit.com or by fax to (617) 796-8335. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, May 6, 2015.

  Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

 12     SELECT INCOME REIT     2015 Proxy Statement

    (2)
    Proof that you owned shares of the Company as of January 21, 2015 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8320.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2015 Annual Meeting of Shareholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Company Documents, Communications and Shareholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics (the "Code") and the Company's SEC filings. To view these documents, go to www.sirreit.com, click on "Investors" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.sirreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee Charters or the Code to any shareholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

 SELECT INCOME REIT     2015 Proxy Statement    13

19. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who desires to communicate with the Company's Independent Trustees or any Trustees, individually or as a group, may do so by filling out a report at the Company's website, www.sirreit.com, by calling the Company's toll-free confidential message system at (866) 511-5038 or by writing to the party for whom the communication is intended, c/o Secretary, Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Secretary will then deliver any communication to the appropriate party or parties.

20. How do I submit a proposal for action at the 2016 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2016 Annual Meeting of Shareholders must be received as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 14, 2015.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by November 14, 2015 and not earlier than October 15, 2015.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 34 of this proxy statement.

 14     SELECT INCOME REIT     2015 Proxy Statement

ELECTION OF TRUSTEE (ITEM 1)

The Board is elected by the shareholders to oversee the Company's business. The Board serves as the ultimate decision making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Declaration of Trust provides that the number of Trustees shall be determined by the Board. Currently, the number of the Company's Trustees is fixed at five. The Company's Declaration of Trust provides that the Board is divided into three classes, with each class serving three-year terms.

A plurality of all the votes cast is required to elect a Trustee at the 2015 Annual Meeting of Shareholders.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. Nominees may be suggested to the Nominating and Governance Committee by Trustees, the Company's officers, shareholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Shareholder Recommendations for Nominees. Shareholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@sirreit.com. A shareholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending shareholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Shareholder Nominations for Trustee. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board. In December 2014 and January 2015, Lakewood Capital Partners, LP ("Lakewood") delivered letters to the Company regarding its intention to nominate Mr. William H. Lenehan to stand for election as a Trustee at the 2015 Annual Meeting of Shareholders. On February 28, 2015, concurrently with entering into share purchase agreements for the sale of the Common Shares held by Lakewood and Mr. William H. Lenehan to Government Properties Income Trust ("GOV"), Mr. Barry M. Portnoy and Mr. Adam D. Portnoy, Lakewood delivered a letter to the Company withdrawing this nomination. For information regarding these share purchase agreements, see "Related Person Transactions" beginning on page 35.

For more information on how shareholders can nominate Trustees for election to the Board at future Annual Meetings of Shareholders, see "Shareholder Nominations and Other Proposals" on page 34.

 SELECT INCOME REIT     2015 Proxy Statement    15

Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and Managing Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. The Board consists of Independent Trustees and Managing Trustees. Independent Trustees are not employees of RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Trustees have been employees, officers or directors of RMR or involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee be a recognized person of high integrity with a proven record of success in his or her field. Each Trustee must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

 16     SELECT INCOME REIT     2015 Proxy Statement

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry and REITs

•

Familiarity with land leasing, specifically in Hawaii

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

•

Understanding of the impact of financial market trends on the real estate industry

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

 SELECT INCOME REIT     2015 Proxy Statement    17

2015 Nominee for Trustee

The following table sets forth the name of the Trustee nominee and those Trustees who will continue to serve after the 2015 Annual Meeting of Shareholders, as well as certain other information about the Trustees:

Name	Position	Class	Current Term Expires

William A. Lamkin*	Independent Trustee	III	2015
Barry M. Portnoy	Managing Trustee	I	2016
Jeffrey P. Somers	Independent Trustee	I	2016
Donna D. Fraiche	Independent Trustee	II	2017
Adam D. Portnoy	Managing Trustee	II	2017

*
2015 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. William A. Lamkin for election as the Independent Trustee in Class III. Mr. Lamkin currently serves on the Board. If elected, Mr. Lamkin would hold office until the Company's 2018 Annual Meeting of Shareholders.

The Board has no reason to believe that Mr. Lamkin will be unable or unwilling to serve if elected. However, if Mr. Lamkin should become unable to serve or unwilling to serve for good cause, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of Mr. Lamkin would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that Mr. Lamkin possesses the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Trustee's and the Trustee nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Trustee or the Trustee nominee based on the qualifications described above.

The Trustee nominee will be elected if he receives a plurality of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the election of the Trustee nominee.

 18     SELECT INCOME REIT     2015 Proxy Statement

Trustees and Executive Officers

The following are the ages and recent principal occupations, as of March 13, 2015, of the Company's Trustees, Trustee nominee and executive officers. The business address of the Trustees, Trustee nominee and executive officers is c/o Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below is an assessment of such Trustee based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" on page 15.

Trustee Nominee

William A. Lamkin

Independent Trustee since 2012

Class/Term: Class III with a term expiring at the 2015 Annual Meeting of Shareholders. If elected, Mr. Lamkin's term will expire at the 2018 Annual Meeting of Shareholders.

Age: 55

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 2007); Equity Commonwealth (formerly CommonWealth REIT) (2006-2014)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Previously, he was employed as a financial consultant and as an investment banker, including as a Senior Vice President in the investment banking division of ABN AMRO, Incorporated. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the commercial real estate and investment banking industries;

•

work on public company boards and board committees;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

 SELECT INCOME REIT     2015 Proxy Statement    19

Trustees

Barry M. Portnoy

Managing Trustee since 2011

Class/Term: Class I with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 69

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Equity Commonwealth (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment advisor. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997. Mr. Barry Portnoy is the father of Mr. Adam Portnoy, the Company's other Managing Trustee.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

 20     SELECT INCOME REIT     2015 Proxy Statement

Jeffrey P. Somers

Independent Trustee since 2012

Class/Term: Class I with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 72

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Senior Housing Properties Trust (since 2009)

Mr. Somers has been, since 2010, Of Counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as a Director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a Trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

service as a trustee of public investment companies;

•

extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

 SELECT INCOME REIT     2015 Proxy Statement    21

Donna D. Fraiche

Independent Trustee since 2012

Class/Term: Class II with a term expiring at the 2017 Annual Meeting of Shareholders

Age: 63

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Five Star Quality Care, Inc. (since 2010)

Ms. Fraiche is a shareholder in, and serves as chair of the nominating and governance committee of, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in the Health Law and Public Policy Departments of that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is Chair of the Louisiana Health Care Commission and has previously served as President of the organization now known as the American Health Lawyers Association, Chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, Chair of the Louisiana Office of State Planning Task Force and Chair of the Board of Trustees of Loyola University, among numerous other business and civic responsibilities. Ms. Fraiche has testified before Congressional and Senate committees on the Gulf Coast's reconstruction efforts after hurricanes Katrina and Rita. Ms. Fraiche has also served on the adjunct faculty of Tulane University's School of Public Health and Administration and as a preceptor for its residency program in health management systems and has been widely published on the topics of health care and the Gulf Coast's reconstruction efforts. Ms. Fraiche also serves as Honorary Consul General for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

 22     SELECT INCOME REIT     2015 Proxy Statement

Adam D. Portnoy

Managing Trustee since 2011

Class/Term: Class II with a term expiring at the 2017 Annual Meeting of Shareholders

Age: 44

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Equity Commonwealth (2006-2014)

Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR. Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003. Mr. Portnoy was President of Equity Commonwealth ("EQC") from 2011 to 2014 and was an Executive Vice President of EQC from 2003 through 2006. He was President of Government Properties Income Trust from 2009 until 2011. He was also President of RMR Real Estate Income Fund (and its predecessor funds) from 2007 until 2015 and was President of RMR Funds Series Trust from 2007 until its dissolution in 2009 (RMR Real Estate Income Fund, its predecessor funds and RMR Funds Series Trust are collectively referred to herein as the "RMR Funds"). Prior to becoming President in 2007, Mr. Portnoy served as Vice President of the RMR Funds beginning in 2004. Prior to joining RMR in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette, working in private equity at the International Finance Corporation (a member of The World Bank Group) and DLJ Merchant Banking Partners, and serving as Chief Executive Officer of a telecommunications company. Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts. Mr. Adam Portnoy is the son of Mr. Barry Portnoy, the Company's other Managing Trustee.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

government organization service;

•

institutional knowledge earned through prior service on the Board since the Company's formation and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

 SELECT INCOME REIT     2015 Proxy Statement    23

Executive Officers

David M. Blackman

President and Chief Operating Officer since 2011

Age: 52

Mr. Blackman has also been President and Chief Operating Officer of Government Properties Income Trust since 2011 and was Treasurer and Chief Financial Officer of Government Properties Income Trust from 2009 until 2011. Previously, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for twenty-three years, focused on real estate finance matters, including serving as a Managing Director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009. Mr. Blackman has been employed at RMR as an Executive Vice President since 2013, and was a Senior Vice President from 2009 to 2013.

John C. Popeo

Treasurer and Chief Financial Officer since 2011

Age: 54

Mr. Popeo has been an Executive Vice President of RMR since 2008, and previously served as Treasurer of RMR from 1997 to 2012, as a Vice President from 1999 to 2006 and as a Senior Vice President from 2006 to 2008. Mr. Popeo was Treasurer and Chief Financial Officer of EQC from 1999 to 2014, Assistant Secretary of EQC from 2008 to 2014, and Secretary of EQC from 1999 to 2008. Mr. Popeo served as Vice President of RMR Advisors from 2004 to 2009 and served as Vice President of the RMR Funds from shortly after their formation (the earliest of which was in 2002) until 2009. Mr. Popeo is a certified public accountant.

Except as noted with regard to Mr. Barry Portnoy and Mr. Adam Portnoy, there are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, GOV, Hospitality Properties Trust, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC. GOV is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Hospitality Properties Trust is a publicly traded REIT that owns hotels and travel centers. Senior Housing Properties Trust is a publicly traded REIT that primarily owns healthcare, senior living and medical office buildings. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

 24     SELECT INCOME REIT     2015 Proxy Statement

TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share grants. The number of Common Shares granted to each Managing Trustee is the same as the number granted to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) May 2, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

In determining the amount and composition of each Trustee's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2014 Annual Compensation

Each Independent Trustee receives an annual fee of $35,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Trustee received a grant of 2,500 Common Shares in 2014.

Each Independent Trustee who served as a committee chair of the Company's Audit, Compensation and Nominating and Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively. Trustees are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Trustees.

The following table details the total compensation of the Company's Trustees for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$64,500	$77,050	$—	$141,550
William A. Lamkin	69,500	77,050	—	146,550
Adam D. Portnoy*	—	77,050	—	77,050
Barry M. Portnoy*	—	77,050	—	77,050
Jeffrey P. Somers	66,500	77,050	—	143,550

*
Managing Trustees do not receive cash compensation for their services as Trustees.

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2014. In addition to the $35,000 annual cash fees, each of Ms. Fraiche and Messrs. Lamkin and Somers earned an additional $7,500, $12,500 and $7,500, respectively, for service as a committee chair in 2014. Ms. Fraiche and Messrs. Lamkin and Somers earned an additional $22,000, $22,000 and $24,000, respectively, in fees for meetings attended in 2014.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Trustees vest at the time of grant.

 SELECT INCOME REIT     2015 Proxy Statement    25

CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of its shareholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and committees, Trustee compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.sirreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page 13.

Board Leadership Structure

The Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. Importantly, all Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Trustees is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and non-profit organizations and law firms, and have also served as government officials and in academia. The Trustees have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Trustees oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Trustee. The Company's President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does the Company's Director of Internal Audit. Other officers of RMR also sometimes attend Board meetings at the invitation of the Board. The Company's President, any Managing Trustee or any two Independent Trustees may call a special meeting. The Company's Managing Trustees, in consultation with the Company's President, Treasurer, Secretary and Director of Internal Audit, set the agenda for Board meetings. Any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of the Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside. The Company's Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

 26     SELECT INCOME REIT     2015 Proxy Statement

In 2014, the Board held ten meetings. In 2014, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.sirreit.com.

Independence of Trustees

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent trustees. Under NYSE corporate governance listing standards, to be considered independent:

•
the trustee must not have a disqualifying relationship, as defined in these NYSE standards; and

•
the Board must affirmatively determine that the trustee otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To aid in the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Bylaws also require that a majority of the Board be Independent Trustees. Under the Company's Bylaws, Independent Trustees are not employees of RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. As a result of its annual review, the Board has determined that Donna D. Fraiche, William A. Lamkin and Jeffrey P. Somers currently qualify as independent trustees under applicable NYSE rules and SEC criteria and are Independent Trustees under the Company's Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Independent Trustees' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as an Independent Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on the Company's website, www.sirreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to the Company's Secretary, Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Trustees, members of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

 SELECT INCOME REIT     2015 Proxy Statement    27

 Audit Committee

William A. Lamkin* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche, Jeffrey P. Somers
Meetings Held in 2014: 6

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Lamkin is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Lamkin is a financial expert was based on (i) his current position as partner of Ackrell Capital LLC, an investment banking firm; and (ii) his prior experience (a) as a financial consultant, (b) as Senior Vice President in the investment banking division of ABN AMRO, Incorporated, (c) in various investment banking positions with Donaldson, Lufkin & Jenrette, PaineWebber and Kidder, Peabody, where his work included real estate investment banking and project financing matters and (d) as a member and chair of the audit committees of other publicly owned REITs. Additionally, the Board has determined that Mr. Somers's simultaneous service on the audit committees of GOV, Senior Housing Properties Trust and RMR Real Estate Income Fund will not impair his ability to effectively serve as a member of the Company's Audit Committee.

* Mr. Lamkin was appointed Committee Chair in 2012.

 28     SELECT INCOME REIT     2015 Proxy Statement

 Compensation Committee

Jeffrey P. Somers* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's shareholders and to diligently monitor and assess the performance of, and the fees paid to, the Company's manager, RMR."

Additional Committee Members: Donna D. Fraiche, William A. Lamkin
Meetings Held in 2014: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) reviewing the terms of RMR's business management and property management agreements with the Company, evaluating the performance of RMR under those agreements, approving the fees and certain other costs that the Company is required to pay under those agreements and making determinations regarding continuance of or changes to those agreements; (ii) evaluating the performance of the Company's President and determining and approving any compensation, including any equity compensation, paid directly by the Company to the President; (iii) reviewing and approving any compensation that the Company directly pays to its Treasurer and any other executive officer of the Company who is also a senior executive of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him and the costs of the Company's internal audit function generally; (v) evaluating, approving and administering all of the Company's equity compensation plans; (vi) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (vii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Mr. Somers was appointed Committee Chair in 2012.

 SELECT INCOME REIT     2015 Proxy Statement    29

 Nominating and Governance Committee

Donna D. Fraiche* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Trustees and implementing effective corporate governance to protect the long-term interests of the Company and its shareholders."

Additional Committee Members: William A. Lamkin, Jeffrey P. Somers
Meetings Held in 2014: 3

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Trustee for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing and assessing the Board's leadership structure; (iii) developing and recommending to the Board governance guidelines; and (iv) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Ms. Fraiche was appointed Committee Chair in 2012.

 30     SELECT INCOME REIT     2015 Proxy Statement

Board Oversight of Risk

The Board is elected by the shareholders to oversee shareholders' long-term interest in the Company's business and its financial strength. In order to fulfill its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
RMR and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR, and RMR and the Company's officers and Director of Internal Audit implement risk management in their activities.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including:

•
reports on market and industry conditions;

•
operating and compliance reports;

•
financial reports;

•
reports on risk management activities;

•
regulatory and legislative updates that may impact the Company;

•
reports on the security of the Company's information technology processes and the Company's data; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the

 SELECT INCOME REIT     2015 Proxy Statement    31

Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR's performance under the Company's business and property management agreements, including any perceived risks created by RMR's compensation under those agreements. Also, the Compensation Committee and the Board consider the fact that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

The Board believes that accountability to shareholders is a mark of good governance and critical to the Company's success. To that end, the Board has established dedicated resources to engage with shareholders on a variety of topics to address their questions, concerns and priorities, to seek input and to provide perspective on Company policies and practices.

In addition to this direct engagement, a number of mechanisms allow shareholders to effectively communicate a point of view to the Board, including:

•
the ability to nominate candidates for election to the Board;

•
the advisory vote to approve executive compensation;

•
the ability to direct communications to individual Trustees or the entire Board; and

•
the ability to attend and voice opinions at the Annual Meeting of Shareholders.

Communication with the Board of Trustees

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications can be addressed to Trustees in care of the Secretary, Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.sirreit.com. In addition, shareholders and other interested parties may call the Company's toll-free confidential message system at (866) 511-5038.

 32     SELECT INCOME REIT     2015 Proxy Statement

Code of Business Conduct and Ethics

In December 2014, the Company adopted revisions to the Code to, among other things:

  •
  clarify that senior level officers of RMR, which provides management services to the Company, are subject to the Code and that other employees of RMR are subject to the Code to the extent involved in RMR's services to the Company;

  •
  prohibit members of the Board, the Company's executive officers and additional designated insiders from (i) engaging in short sale transactions, trading publicly traded options or engaging in hedging transactions with respect to the Company's securities, (ii) pledging Company securities or (iii) holding Company securities in a margin account;

  •
  set quarterly blackout periods during which members of the Board, the Company's executive officers and additional designated insiders may not engage in open market transactions in Company securities;

  •
  include provisions and guidelines to facilitate the use of 10b5-1 trading plans;

  •
  enhance guidelines on limitations on political contributions and activities by or on behalf of the Company and set pre-clearance and notification procedures for political contributions or similar expenditures that may be made by the Company or certain covered persons; and

  •
  remind covered persons that they need to comply with laws restricting the ability of the Company and its employees to give gifts, including meals and entertainment, to public officials and employees.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (866) 511-5038; by e-mailing Internal.Audit@sirreit.com; or by filling out a report by visiting the Company's website, www.sirreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline."

Trustee Share Ownership Policy

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) May 2, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any security of the Company. These approval procedures do not apply, however, to regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan offered by the Company.

 SELECT INCOME REIT     2015 Proxy Statement    33

Additionally, the Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR and its directors and senior level officers and (iv) other employees of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling the Company's Common Shares or other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 46 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2016 Annual Meeting of Shareholders: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2016 Annual Meeting of Shareholders: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on November 14, 2015 and not earlier than October 15, 2015; provided, that, if the date of the 2016 Annual Meeting of Shareholders is more than 30 days earlier or later than May 13, 2016, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2016 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2016 Annual Meeting of Shareholders is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 14, 2015 in order to be eligible to be included in the proxy statement for the 2016 Annual Meeting of Shareholders; provided, that, if the date of the 2016 Annual Meeting of Shareholders is more than 30 days before or after May 13, 2016, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

 34     SELECT INCOME REIT     2015 Proxy Statement

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company and the Company's shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies and, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by RMR employees (other than the Company's Trustees and executive officers) subject to the Code, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.sirreit.com.

 SELECT INCOME REIT     2015 Proxy Statement    35

Certain Related Person Transactions

RMR: The Company has no employees. The personnel and various services the Company requires to operate its business are provided to the Company by RMR. The Company has two agreements with RMR to provide management and administrative services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations.

One of the Company's Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. The Company's other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR. Each of the Company's executive officers is also an officer of RMR. The Company's Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of all of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as the Company's officers and officers of other companies to which RMR or its affiliates provide management services.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Trustees, authority to act on the Company's behalf with respect to the Company's management agreements with RMR. The Company's Governance Guidelines and the charter of the Compensation Committee together require the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements.

Under the business management agreement:

  •
  The annual amount of the base management fee to be paid to RMR by the Company for each applicable period is equal to the lesser of:

  ◦
  the sum of (a) 0.5% of the average aggregate historical cost of the Company's real estate assets acquired from a REIT to which RMR provided business management or property management services (the "Transferred Assets"), immediately prior to the contribution, sale or other transfer of such property to the Company, plus (b) 0.7% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  ◦
  the sum of (a) 0.7% of the average closing price per Common Share on the NYSE, during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

  •
  Although the fee calculation is stated in annual percentages, the base management fee is paid monthly to RMR, 90% in cash and 10% in Common Shares, which are fully-vested when issued.

 36     SELECT INCOME REIT     2015 Proxy Statement

    The number of Common Shares to be issued in payment of the base management fee for each month equals the value of 10% of the total base management fee for that month divided by the average daily closing price of Common Shares during that month.

  •
  The incentive management fee which may be earned by RMR for an annual period is an amount, subject to a cap based on the value of Common Shares outstanding, equal to 12% of the product of (a) the Company's equity market capitalization on the last trading day on the year immediately prior to the relevant measurement period, and (b) the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL US REIT Equity Index (in each case subject to certain adjustments) for the relevant measurement period. The measurement periods are generally three-year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive management fee for 2014 (one year) and 2015 (two years).

  •
  The incentive management fee is payable in Common Shares, with one-third of Common Shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments. If the issuance of Common Shares in payment of a portion of the base management fee or incentive management fee would be limited by applicable law and regulations, such portion of the applicable fee is instead paid in cash. All Common Shares issued in payment of the incentive management fee shall be fully vested upon termination of the business management agreement, subject to certain exceptions. In addition, RMR may, in certain circumstances, be required to return to the Company or forfeit some or all of the Common Shares paid or payable to it in payment of the incentive management fee.

  •
  RMR and certain eligible transferees of Common Shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. The Company and applicable selling shareholders also have agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), in connection with any such registration.

Pursuant to the business management agreement, the Company recognized business management fees of $10.1 million for 2014. In accordance with the terms of the business management agreement, the Company issued, in aggregate, 36,827 Common Shares to RMR as payment for a portion of the base business management fee the Company recognized for 2014. In March 2014, the Company issued 32,865 Common Shares to RMR for the incentive fee for 2013 pursuant to the terms of the business management agreement applicable for 2013. No incentive fee was payable to RMR under the business management agreement for 2014.

The Company's property management agreement with RMR provides for management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs. The aggregate property management and construction supervision fees the Company recognized were $6.2 million for 2014.

RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other publicly owned companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.3 million for 2014. These allocated costs are in addition to the business and property management fees the Company paid to RMR.

The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR on its behalf. The Company is generally not responsible for payment of RMR's

 SELECT INCOME REIT     2015 Proxy Statement    37

employment, office or administration expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR employees assigned to work exclusively or partly at the Company's owned properties, the Company's share of the wages, benefits and other related costs of centralized accounting personnel and the Company's share of the staff employed by RMR who perform the Company's internal audit function. Pursuant to the business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The current terms of both the business management agreement with RMR and the Company's property management agreement with RMR end on December 31, 2015 and automatically renew for successive one-year terms unless the Company or RMR gives notice of non-renewal before the end of an applicable term. On May 9, 2014, the Company and RMR entered into amendments to the business management agreement and property management agreement, which were approved by the Compensation Committee, comprised solely of Independent Trustees. As amended, RMR may terminate the agreements upon 120 days' written notice. Prior to these amendments, RMR could terminate the agreements upon 60 days' written notice and could also terminate the property management agreement upon five business days' notice if the Company underwent a change of control. Both prior to and after giving effect to these amendments, the Company has the right to terminate the agreements upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Trustees. As amended, if the Company terminates or elects not to renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR a termination fee equal to 2.75 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination. In addition, if the Company terminates or elects not to renew the property management agreement other than for cause, as defined, within 12 months prior to or following the Company giving notice of termination or non-renewal of the business management agreement other than for cause, the Company is obligated to pay RMR a termination fee equal to 12 times the average monthly property management fee for the six months prior to the effective date of the nonrenewal or termination. The amendments provide for certain proportional adjustments to the termination fees if the Company merges with another real estate investment trust to which RMR is providing management services or if the Company spins-off a subsidiary of the Company to which the Company contributed properties and to which RMR is providing management services both at the time of the spin-off and on the date of the expiration or termination of the agreement. Also, as amended, RMR agrees to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR. Both the business management agreement with RMR and the property management agreement with RMR include arbitration provisions for the resolution of disputes.

Under the business management agreement with RMR, the Company acknowledges that RMR may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to those of the Company and that the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR.

The terms of the business management and property management agreements described above were approved by the Compensation Committee, which is comprised solely of the Company's Independent Trustees, and the terms of the incentive fee and termination fee were developed by the Compensation Committee in consultation, with FTI Consulting, Inc., an independent compensation consultant.

Under the Company's equity compensation plan adopted in 2012 (the "2012 Plan"), the Company grants restricted shares to certain employees of RMR, some of whom are the Company's officers. The Company granted a total of 51,500 restricted shares with an aggregate value of $1.3 million to such persons in 2014, based upon the closing price of Common Shares on the NYSE on the date of grant. One fifth of those restricted shares vested on the grant date and one fifth vests on each of the next four anniversaries

 38     SELECT INCOME REIT     2015 Proxy Statement

of the grant date. These share grants to RMR employees are in addition to the fees payable to RMR. On occasion, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the 2012 Plan. Additionally, each of the Company's President and Chief Operating Officer and Treasurer and Chief Financial Officer received grants of restricted shares of other companies to which RMR provides management services in their capacities as officers of RMR.

EQC: The Company was formerly a 100% owned subsidiary of EQC. In 2012, the Company completed its IPO. After the IPO and until July 9, 2014, EQC was the Company's largest shareholder and owned 22,000,000 Common Shares. One of the Company's Managing Trustees, Mr. Barry Portnoy, was a managing trustee of EQC until March 25, 2014. The Company's other Managing Trustee, Mr. Adam Portnoy, was the president of EQC until May 23, 2014 and a managing trustee of EQC until March 25, 2014. In addition, Mr. John Popeo, the Company's Treasurer and Chief Financial Officer, also served as the treasurer and chief financial officer of EQC until May 23, 2014, and one of the Company's Independent Trustees, Mr. William Lamkin, was an independent trustee of EQC until March 25, 2014. RMR provided business and property management services to EQC until EQC terminated its business and property management agreements with RMR on September 30, 2014. After that termination, RMR's services to EQC have been limited to management services in respect of EQC's Australian assets and certain transition services.

To facilitate the IPO, the Company and EQC entered into a transaction agreement that governed the Company's separation from and relationship with EQC. The transaction agreement provides that, among other things, the Company will indemnify EQC with respect to any liability relating to any property transferred by EQC to the Company, including any liability which relates to periods prior to the Company's formation, other than the pre-IPO closing current assets and current liabilities that EQC retained with respect to the 30 properties (251 buildings, leasable land parcels and easements) contributed to the Company by EQC in connection with the Company's IPO.

In March 2013, the Company entered into a registration agreement with EQC, pursuant to which the Company agreed to register for resale by EQC up to 22,000,000 Common Shares then owned by EQC (an "Offering"). Under the registration agreement, EQC agreed to pay all expenses incurred by the Company relating to the registration and sale of the shares in an Offering. As of March 31, 2014, the Company paid $0.6 million of expenses related to this agreement which was reimbursed by EQC. EQC also agreed to indemnify the Company and the Company's officers, Trustees and controlling persons, and the Company agreed to indemnify EQC and its officers, trustees and controlling persons, against certain liabilities in connection with an Offering, including liabilities under the Securities Act. On March 31, 2014, the Company notified EQC that, effective that same day, as a result of the change of control of EQC as provided in that registration agreement the Company had elected to terminate the registration agreement.

On July 9, 2014, EQC sold 21,500,000 Common Shares that it owned to GOV, and sold 500,000 Common Shares that it owned to RMR. The Company was not a contracting party to this transaction. The Company understands that, following these sales, EQC no longer owned any Common Shares. The Company does not consider EQC to be an affiliate of it.

GOV: GOV is the Company's largest shareholder. Concurrently with the execution and delivery on August 30, 2014 of the merger agreement (the "Merger Agreement") for the Company's acquisition of Cole Corporate Income Trust, Inc. ("CCIT"), GOV entered into a voting and standstill agreement (the "Voting and Standstill Agreement") with CCIT and American Realty Capital Properties, Inc., a Maryland corporation and, at such time, parent of the advisor of CCIT ("ARCP"). Pursuant to the Voting and Standstill Agreement, GOV agreed to vote all of the Common Shares beneficially owned by it in favor of the issuance of Common Shares to the stockholders of CCIT as contemplated by the Merger Agreement, upon and subject to the terms and conditions of the Voting and Standstill Agreement and the Merger Agreement. The Voting and Standstill Agreement also contains standstill provisions pursuant to which ARCP agreed, among other things, not to make unsolicited proposals to acquire the Company or GOV for a period of 36 months. Concurrently with the Company's entering into the Merger Agreement, RMR, which

 SELECT INCOME REIT     2015 Proxy Statement    39

also provides management services to GOV, and Messrs. Barry Portnoy and Adam Portnoy, RMR's principals, the Company's Managing Trustees and managing trustees of GOV, also entered into a voting and standstill agreement with CCIT and ARCP on terms and conditions substantially similar to the Voting and Standstill Agreement that also includes a standstill in respect of Senior Housing Properties Trust ("SNH"). One of the Company's Independent Trustees also serves as an independent trustee of each of GOV and SNH.

On February 28, 2015, GOV entered into a share purchase agreement (the "Purchase Agreement") with Lakewood, other persons who are members of a group with Lakewood (together with Lakewood, the "Lakewood Parties") and, for the purpose of specified sections, the Company, pursuant to which, on March 4, 2015, GOV acquired from Lakewood 3,418,421 Common Shares, representing approximately 3.9% of the outstanding Common Shares, for an aggregate cash purchase price of approximately $95.2 million. Following this purchase and as of the date of this proxy statement, GOV owns approximately 28.2% of the outstanding Common Shares.

Pursuant to the Purchase Agreement, the Company and the Lakewood Parties agreed to certain mutual release and non-disparagement provisions. The Purchase Agreement also contains (i) standstill provisions, pursuant to which the Lakewood Parties agreed not to take certain actions with respect to the Company's securities, or those of GOV, for 50 years and (ii) voting provisions, pursuant to which the Lakewood Parties agreed to cause the Company's securities, or those of GOV, that they or any of their affiliates own as of a record date for a meeting of the Company's or GOV's shareholders to be present and voted at such meeting in favor of all actions recommended by the Board or GOV's board of trustees, as applicable, including at the Company's 2015 Annual Meeting of Shareholders.

On February 28, 2015, Mr. Barry Portnoy and Mr. Adam Portnoy entered into separate share purchase agreements with the Lakewood Parties (together with the Purchase Agreement, the "Share Purchase Agreements"), with provisions similar to the Purchase Agreement, pursuant to which Mr. Barry Portnoy and Mr. Adam D. Portnoy acquired 107,606 and 87,606 Common Shares, respectively, from Lakewood on March 4, 2015 and acquired 2,429 and 2,429 Common Shares, respectively, from Mr. William H. Lenehan on March 5, 2015.

Concurrently with entering into the Share Purchase Agreements, Lakewood delivered to the Company a letter to the Company withdrawing its nomination of Mr. Lenehan for election to the Board at the 2015 Annual Meeting of Shareholders.

In light of the fact that GOV would own greater than 10% of Common Shares outstanding as a result of the purchases described above, prior to each such purchase, the Company's disinterested Trustees adopted resolutions exempting GOV and its affiliates (as defined in the Maryland General Corporation Law), including, without limitation, RMR, from being "interested stockholders" under the Maryland Business Combination Act.

SNH: Concurrently with the Company's entering into the Merger Agreement for the acquisition of CCIT, on August 30, 2014, SIR Merger Sub and SNH entered into a purchase and sale agreement and joint escrow instructions, pursuant to which the Company sold to SNH substantially concurrently with the completion of the CCIT Merger, the subsidiaries of CCIT owning 23 healthcare properties for approximately $539.0 million, including the assumption of approximately $30.0 million of mortgage debt. This sale was completed on January 29, 2015.

The Company's Managing Trustees, Messrs. Barry Portnoy and Adam Portnoy, are managing trustees of SNH. One of the Company's Independent Trustees also serves as an independent trustee of each of SNH and GOV.

Affiliates Insurance Company ("AIC"): AIC: In 2012, the Company purchased 20,000 shares of common stock of AIC for approximately $5.3 million. Concurrently with this purchase, the Company entered into an amended and restated shareholders agreement with AIC, RMR, EQC, GOV, SNH and three other

 40     SELECT INCOME REIT     2015 Proxy Statement

companies to which RMR then provided management services. On May 9, 2014, as a result of a change in control of EQC, as defined in the amended and restated shareholders agreement, the Company and the other AIC shareholders purchased pro rata the AIC shares EQC owned in accordance with the terms of that agreement. Pursuant to that purchase, the Company purchased 2,857 AIC shares from EQC for $0.8 million. Following these purchases, the Company and the other remaining six AIC shareholders each owns approximately 14.3% of AIC.

All of the Company's Trustees and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of the Company's Independent Trustees. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2014, the Company and the other shareholders of AIC renewed their participation in an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. In connection with that renewal, the Company purchased a one-year property insurance policy providing $500.0 million of coverage, with respect to which AIC is a reinsurer of certain coverage amounts. The Company paid AIC a premium, including taxes and fees, of approximately $0.4 million in connection with that policy, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in the policy.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but it is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by possibly reducing its insurance expenses or by realizing its pro rata share of any profits of this insurance business.

Directors' and Officers' Liability Insurance: In July 2013, the Company, RMR, EQC and four companies to which RMR then provided management services purchased a combined directors' and officers' liability insurance policy providing $10.0 million in aggregate primary non-indemnifiable coverage and $5.0 million in aggregate excess coverage. In June 2014, the Company, RMR and four other companies to which RMR provides management services extended this insurance policy for an interim period. The Company paid an aggregate premium of approximately $15 thousand for these extensions. In September 2014, the Company purchased a two-year combined directors' and officers' insurance policy with RMR and five other companies to which RMR provides management services that provides $10.0 million in aggregate primary coverage, including certain errors and omission coverage. At that time, the Company also purchased separate additional one-year directors' and officers' liability insurance policies that provide $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage. The total premium payable by the Company for these policies purchased in September 2014 was approximately $0.5 million.

The foregoing descriptions of the Company's agreements with RMR, SNH, GOV and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

The Company believes that its agreements with RMR, SNH, GOV and AIC are on commercially reasonable terms. The Company also believes that its relationships with RMR, GOV, SNH and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

 SELECT INCOME REIT     2015 Proxy Statement    41

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2014.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, the Trustee nominee, each individual named in the 2014 Summary Compensation Table on page 50, and the Company's Trustees, the Trustee nominee and executive officers as a group, all as of March 13, 2015. Unless otherwise noted, voting power and investment power in the Company's Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information
Barry M. Portnoy	436,582.332	Less than 1%	Includes 319,299.75 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Barry Portnoy is the Chairman, majority owner and a director of RMR, and the Chairman, majority beneficial owner and a trustee of RMR Trust. The Common Shares owned by RMR were issued as a portion of the management fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.

Based on a Schedule 13D/A filed with the SEC on March 4, 2015 by GOV:

•

In his capacity as Chairman and a director of RMR and the Chairman, majority beneficial owner and a trustee of RMR Trust (the sole member of RMR), Mr. Barry Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 24,918,421 Common Shares beneficially owned by GOV, but Mr. Barry Portnoy disclaims such beneficial ownership.

 42     SELECT INCOME REIT     2015 Proxy Statement

			• None of the 24,918,421 Common Shares beneficially owned by GOV are included in the shares listed as beneficially owned by Mr. Barry Portnoy in this table.
Adam D. Portnoy	357,780.25	Less than 1%	Includes 261,245.25 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Adam Portnoy is the President and Chief Executive Officer, an owner and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust. The Common Shares owned by RMR were issued as a portion of the management fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR
			Based on a Schedule 13D/A filed with the SEC on March 4, 2015 by GOV:

•

In his capacity as President and Chief Executive Officer and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust (the sole member of RMR), Mr. Adam Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 24,918,421 Common Shares beneficially owned by GOV, but Mr. Adam Portnoy disclaims such beneficial ownership.

			• None of the of the 24,918,421 Common Shares beneficially owned by GOV are included in the shares listed as beneficially owned by Mr. Adam Portnoy in this table.
David M. Blackman	15,000	Less than 1%
John C. Popeo	15,000	Less than 1%
Donna D. Fraiche	6,500	Less than 1%
William A. Lamkin	6,500	Less than 1%
Jeffrey P. Somers	6,500	Less than 1%

All Trustees and executive officers as a group (seven persons)	843,862.582	Less than 1%
*
The address of each identified person or entity is: c/o Select Income REIT, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

**
Based on 88,406,214 Common Shares outstanding as of February 17, 2015.

 SELECT INCOME REIT     2015 Proxy Statement    43

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Government Properties Income Trust Two Newton Place 255 Washington Street Suite 300 Newton, Massachusetts 02458	24,918,421	28.2%	Based solely on a Schedule 13D/A filed with the SEC on March 4, 2015 by GOV:

•

GOV beneficially owns and has sole voting and dispositive power over 24,918,421 Common Shares.

•

RMR beneficially owns and has shared voting and dispositive power over 573,562 Common Shares. RMR Trust does not hold any Common Shares, but, as the sole member of RMR, may be deemed to beneficially own (and have shared voting and dispositive power over) the 573,562 Common Shares beneficially owned by RMR. RMR, as manager of GOV, and RMR Trust, as the sole member of RMR, may be deemed to beneficially own (and have shared voting and dispositive power over) all of the Common Shares beneficially owned by GOV, but RMR and RMR Trust expressly disclaim any beneficial ownership of the Common Shares held by GOV.

 44     SELECT INCOME REIT     2015 Proxy Statement

•

Mr. Barry Portnoy directly owns 117,282.582 Common Shares and Mr. Adam Portnoy directly owns 96,535 Common Shares, and, in their respective positions with RMR and RMR Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the Common Shares beneficially owned by RMR and RMR Trust. In addition, in their respective positions with RMR and RMR Trust Messrs. Barry Portnoy and Adam Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the Common Shares beneficially owned by GOV, but each expressly disclaims any beneficial ownership of the Common Shares held by GOV.

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,279,005	6.0%	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2015 by Vanguard:

•

Vanguard beneficially owns 5,279,005 Common Shares, and has sole voting power over 100,882 Common Shares, shared voting power over 7,787 Common Shares, sole dispositive power over 5,226,236 Common Shares and shared dispositive power over 52,769 Common Shares.

• Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 44,982 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 63,687 Common Shares as a result of its serving as investment manager of Australian investment offerings.

*
Beneficial ownership of GOV and Vanguard are shown as of March 3, 2015 and December 31, 2014, respectively.

 SELECT INCOME REIT     2015 Proxy Statement    45

**
The Company's Declaration of Trust and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. GOV, however, is an Excepted Holder, as defined in the Company's Declaration of Trust, and therefore is not subject to this ownership limit, subject to change in limitations. The percentages indicated are based on 88,406,214 Common Shares outstanding as of February 17, 2015.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2014 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2014, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2014, the Company's named executive officers were:

Name	Title

David M. Blackman	President and Chief Operating Officer
John C. Popeo	Treasurer and Chief Financial Officer

The Company does not have any employees. The Company's manager, RMR, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR. RMR conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Blackman and Popeo, directly and in its sole discretion in connection with their services rendered to the Company and to RMR. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the 2012 Plan, discussed below. Except for the restricted share grant agreements discussed below under "Change in Control," none of the Company's named executive officers has an employment agreement with the Company or any agreement that becomes effective upon his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR are described in "Certain Related Person Transactions" beginning on page 36 of this proxy statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the 2012 Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2014 Compensation Actions

In September 2014, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies for which RMR provides management services. RMR provides management services to the Company, GOV, Hospitality Properties Trust, SNH, Five Star Quality Care, Inc. and TravelCenters of America LLC. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who

 46     SELECT INCOME REIT     2015 Proxy Statement

provides services to the Company and to other companies managed by RMR), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services, to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2014 share grants: (i) the value of the proposed share grants, (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants, (iii) the recommendations of RMR as presented by the Managing Trustees, (iv) the value of share grants to executive officers providing comparable services at other REITs and companies to which RMR provides management services, (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis, (vi) the length of historical services by each named executive officer, (vii) the responsibilities of each named executive officer and changes in those responsibilities, (viii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities and (ix) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company.

Analysis of 2014 Grants under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the 2012 Plan to reward the Company's named executive officers and other RMR employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the 2012 Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the 2012 Plan providing for the grants of Common Shares. The Compensation Committee has historically determined to use grants of restricted Common Shares rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short-term risk taking, the Company has historically granted restricted shares rather than stock options.

The Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the other REITs and other RMR managed businesses, and the

 SELECT INCOME REIT     2015 Proxy Statement    47

experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2014, the Compensation Committee considered the foregoing factors and decided to award 2,000 more shares to the Company's named executive officers than were awarded in 2013 in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. In 2014, the Compensation Committee also determined that it would be appropriate to provide that unvested share awards under the 2012 Plan, including those held by the Company's named executive officers, would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see page 51.

The Company determines the fair market value of the shares granted based on the closing price of the Company's Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time-based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four-year time-based vesting schedule to provide an incentive to provide services for a long-term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the 2012 Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long-term returns.

Say on Pay

Beginning this year, the Company is required to provide shareholders with an opportunity to approve the compensation of named executive officers. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers in this proxy statement, and to vote on the frequency of future opportunities to approve executive compensation, at the 2015 Annual Meeting of Shareholders. For more information, see Items 3 and 4 on pages 54 and 55, respectively, of this proxy statement.

 48     SELECT INCOME REIT     2015 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2014.

Jeffrey P. Somers, Chair Donna D. Fraiche William A. Lamkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2014 was a former, officer or employee of the Company. In 2014, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR provides management services. Mr. Somers serves as an independent trustee of GOV and SNH. The disclosures regarding GOV and SNH and with regard to certain transactions with CCIT and the Lakewood Parties under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

 SELECT INCOME REIT     2015 Proxy Statement    49

EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's President and Chief Operating Officer and the Treasurer and Chief Financial Officer during 2014, who are the Company's named executive officers. Neither of the Company's named executive officers is employed by the Company. The Company's manager, RMR, provides services that otherwise would be provided by employees and compensates the named executive officers directly and in RMR's sole discretion in connection with their services rendered to RMR and to the Company. The Company does not pay the Company's executive officers salaries or bonuses or provide other compensation or employee benefits except for the grants of shares under the 2012 Plan.

2014 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

David M. Blackman	2014	$179,410	$12,940	$192,350
President and Chief Operating Officer	2013	123,850	5,788	129,638
	2012	74,520	1,008	75,528

John C. Popeo	2014	$179,410	$12,940	$192,350
Treasurer and Chief Financial Officer	2013	123,850	5,788	129,638
	2012	74,520	1,008	75,528

*
Represents the grant date fair value of shares granted in 2014, 2013 and 2012, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Consists of cash distributions in the applicable year on unvested shares received in connection with cash distributions the Company paid to all of the Company's shareholders.

2014 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2014 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the 2012 Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2014, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

David M. Blackman	9/12/2014	7,000	$179,410

John C. Popeo	9/12/2014	7,000	179,410

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

 50     SELECT INCOME REIT     2015 Proxy Statement

2014 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

David M. Blackman	2014	5,600	$136,696
	2013	3,000	73,230
	2012	1,200	29,292

John C. Popeo	2014	5,600	$136,696
	2013	3,000	73,230
	2012	1,200	29,292

*
The shares granted in 2014 were granted on September 12, 2014, the shares granted in 2013 were granted on September 13, 2013 and the shares granted in 2012 were granted on September 14, 2012. One fifth of shares granted in each of 2014, 2013 and 2012 vested on the grant date and one fifth vested or vests on each of the next four anniversaries of the grant date.

**
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2014.

2014 Stock Vested

The following table shows share grants that vested in 2014, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

David M. Blackman	3,000	$76,890
John C. Popeo	3,000	76,890

*
Equals the number of shares multiplied by the closing price on the 2014 dates of vesting of grants made in 2014 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the 2012 Plan. Although the Company has no formal policy, plan or arrangement for payments to employees of RMR in connection with their termination of employment with RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in its best interests to do so.

On September 12, 2014, the Compensation Committee approved grants of 7,000 restricted Common Shares to Mr. David Blackman and 7,000 restricted Common Shares to Mr. John Popeo. These grants were valued at $25.63 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the 2012 Plan. The form of award letter for each of these grants provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to the Company's business and property management agreements with RMR (a "Termination Event").

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The following table describes the potential payments to the Company's named executive officers upon a Termination Event as of December 31, 2014.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2014 ($)*

David M. Blackman	9,800	$239,218
John C. Popeo	9,800	239,218

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2014.

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2014; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

William A. Lamkin, Chair Donna D. Fraiche Jeffrey P. Somers

 52     SELECT INCOME REIT     2015 Proxy Statement

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 46 and the "Executive Compensation" section beginning on page 50. This is the first year the Company was required to provide shareholders with an opportunity to approve the compensation of its named executive officers and the next vote on such compensation will depend on the frequency elected by the shareholders in response to Item 3. The Board has recommended the shareholders vote for THREE YEARS in Item 3, and if so elected, the next such vote would be at the 2018 Annual Meeting of Shareholders.

The Company does not have any employees. The Company's manager, RMR, conducts the Company's day to day operations on the Company's behalf and provides services to the Company that otherwise would be provided by employees. Each of the Company's named executive officers is an employee of RMR and the officers' services are provided to the Company by RMR. RMR compensates the named executive officers directly and in its sole discretion in connection with the officers' services rendered to the Company and to RMR. None of the named executive officers has an employment agreement with the Company and the Company does not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under the 2012 Plan described in the "Compensation Discussion and Analysis" and "Executive Compensation" sections.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 46 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the 2012 Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the 2012 Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the 2012 Plan is designed to reward executive performance that contributes to the Company's success and increases shareholder value.

The Board recommends that shareholders vote FOR the following resolution:

RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast in person or by proxy, at the 2015 Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the advisory vote to approve executive compensation.

 SELECT INCOME REIT     2015 Proxy Statement    53

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the frequency with which shareholders wish to have a non-binding advisory vote on the compensation of the Company's named executive officers; in other words, how often a proposal similar to this year's Item 2 will be included in the matters to be voted on at future annual meetings of shareholders. The choices available under Section 14A of the Exchange Act are every year, every other year or every three years.

After consideration, the Board recommends that shareholders select every three years as the desired frequency for a non-binding advisory vote of shareholders on named executive officer compensation. The Board believes this frequency is appropriate because, as described above, the executive compensation paid by the Company is comprised of grants of shares under the 2012 Plan, and the Company does not expect to change its method of compensating its named executive officers and further does not expect that its approach to the grant of these awards will vary significantly from year to year.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering the frequency with which the Company will seek shareholder votes on the Company's executive compensation.

Approval of the frequency of future advisory votes to approve executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders.

The Board of Trustees recommends a vote for every THREE YEARS as the frequency of future advisory votes to approve executive compensation.

 54     SELECT INCOME REIT     2015 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2015. Ernst & Young LLP has served as the Company's independent auditors since the Company's formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent auditors is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years 2014 and 2013.

	2014 Fees*	2013 Fees

Audit Fees	$992,670	$806,262
Audit-Related Fees	—	—
Tax Fees	18,700	17,625
All Other Fees	—	—

*
The audit fees amount for 2014 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to the Company by Ernst & Young LLP, including in connection with the audit of the Company's 2014 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with

 SELECT INCOME REIT     2015 Proxy Statement    55

any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2014 and 2013 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2014 and 2013 are set forth above. The tax fees charged by Ernst & Young LLP during 2014 and 2013 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2013 and 2012, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2015 Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 56     SELECT INCOME REIT     2015 Proxy Statement

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy, at the 2015 Annual Meeting of Shareholders. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Trustees recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

 SELECT INCOME REIT     2015 Proxy Statement    57

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 13, 2015

 58     SELECT INCOME REIT     2015 Proxy Statement

THANK YOU

Thank you for being a shareholder and for the trust you have in
Select Income REIT.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M85225-Z64814 ! ! ! ! ! ! ! ! ! SELECT INCOME REIT TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2015. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Select Income REIT, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELEcTRONIc DELIvERY Of fUTURE SHAREHOLDER cOMMUNIcATIONS If you would like to reduce the costs incurred by Select Income REIT in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. for Withhold SELEcT INcOME REIT For address changes, please check this box and write them on the back where indicated. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors for the 2015 fiscal year. THIS PROXY WHEN PROPERLY EXEcUTED WILL BE vOTED AS DIREcTED OR, If NO DIREcTION IS GIvEN, WILL BE vOTED fOR THE NOMINEE fOR TRUSTEE IN PROPOSAL 1, fOR PROPOSAL 2, fOR 3 YEARS IN PROPOSAL 3 AND fOR PROPOSAL 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE PROXIES, IN THEIR DIScRETION, ARE AUTHORIZED TO vOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUcH OTHER MATTERS AS MAY PROPERLY cOME BEfORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOf. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) 1. Election of Trustee. 3. Advisory vote on the frequency of shareholder votes to approve named executive officer compensation. 2. Advisory vote to approve named executive officer compensation. Nominee (for Independent Trustee in class III): William A. Lamkin The Board of Trustees Recommends a vote fOR Proposals 1 and 2, for 3 YEARS in Proposal 3 and fOR Proposal 4. for Against Abstain for Against Abstain ! ! ! 3 Years 1 Year 2 Years

M85226-Z64814 SELEcT INcOME REIT ANNUAL MEETING Of SHAREHOLDERS May 13, 2015, 9:30 a.m. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 The 2015 Annual Meeting of Shareholders of Select Income REIT will address the following items of business: 1. Election of the Trustee named in the proxy statement; 2. Advisory vote to approve named executive officer compensation; 3. Advisory vote on the frequency of shareholder votes to approve named executive officer compensation; and 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2015 fiscal year. The Board of Trustees recommends a vote FOR each of Proposals 1, 2 and 4 and for 3 YEARS in Proposal 3. Address changes/comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) SELEcT INcOME REIT Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2015 Annual Meeting of Shareholders of Select Income REIT (the "Company"), including the Company's annual report and proxy statement, are available on the Internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Select Income REIT. The undersigned shareholder of the Company hereby appoints Barry M. Portnoy, Jennifer B. Clark and David M. Blackman, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 13, 2015, at 9:30 a.m., local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying proxy statement, which includes the notice of annual meeting of shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST AS INSTRUcTED ON THE REvERSE SIDE HEREOf. If THIS PROXY IS EXEcUTED, BUT NO INSTRUcTION IS GIvEN, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST fOR THE NOMINEE fOR TRUSTEE IN PROPOSAL 1, fOR PROPOSAL 2, fOR 3 YEARS IN PROPOSAL 3 AND fOR PROPOSAL 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST BY THE PROXIES, IN THEIR DIScRETION, ON ANY OTHER MATTER THAT MAY PROPERLY cOME BEfORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOf. See reverse for instructions on how to authorize a proxy. Proxy Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions.

QuickLinks

Notice of 2015 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee